Northwestern Mutual Series Fund, Inc.

Domestic Equity Portfolio

Supplement Dated February 26, 2016

to the

Summary Prospectus for the Domestic Equity Portfolio Dated May 1, 2015, as supplemented

Statutory Prospectus of Northwestern Mutual Series Fund, Inc. Dated May 1, 2015, as supplemented

Effective February 10, 2016, Anthony A. Lombardi no longer serves as a co-portfolio manager for the Domestic Equity Portfolio (the “Portfolio”). All references to Mr. Lombardi are hereby removed from the Summary Prospectus for the Portfolio and the Statutory Prospectus of the Northwestern Mutual Series Fund, Inc. as of such date.

Please retain this Supplement for future reference.